UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

            Earliest Event Date requiring this Report: April 18, 2007

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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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               FLORIDA                0-28331              84-1047159
    (State of Incorporation or (Commission File Number) (I.R.S. Employer
           organization)                               Identification No.)

                               10400 Griffin Road
                                    Suite 109
                           Cooper City, Florida 33328
                    (Address of principal executive offices)

                          (954) 252-3440 (Registrant's
                     telephone number, including area code)

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 5.02         DEPARTURE OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
ITEM 7.01         REGULATION FD DISCLOSURE
ITEM 9.01         FINANCIAL STATES AND EXHIBITS


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On April 18, 2007, China Direct issued a press release announcing its financial results for the fiscal quarter ended December 31, 2006. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



ITEM 5.02   DEPARTURE OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On April 20, 2007, China Direct appointed Stewart Wallach as the Chief Executive Officer and President of China Direct. Howard Ullman, former Chief Executive Officer and President of China Direct, will remain as the Chairman of the Board of China Direct and will assume new duties as the senior business development officer for China Direct. China Direct believes that Mr. Wallach is the most qualified, available executive in China Direct to handle the executive management of China Direct and its operations, especially in light of his current executive management of China Direct's sole operating subsidiary, Capstone, and his overall experience and success in executive management of other business operations. China Direct and Howard Ullman believe that the senior business development officer role for Howard Ullman is more suitable to his talents and interests than executive management of operations. Mr. Ullman resigned from the Chief Executive Officer and President positions just prior to Mr. Wallach's appointment to the same positions on April 23, 2007.

         On April 22, 2007, Lorenzo Lamadrid resigned as a director of China Direct.


ITEM 7.02   REGULATION FD DISCLOSURE.


         China Direct conducted an investor telephone conference call on Monday, April 23, 2007, at 11:00 a.m., local Miami, Florida time. The transcript of the investor telephone conference call is attached to this Form 8-K as Exhibit 99.2. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

(c) EXHIBITS

The following exhibits are filed with this Report:


EXHIBIT NUMBER                     DESCRIPTION

99.1 Fiscal Year 2006 Earning Press Release by China Direct Trading Corporation, dated April 18, 2007

99.2     Press Release issued by China Direct Trading  Corporation,  dated April
         18, 299

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CHINA DIRECT TRADING CORPORATION

                        Date: April 23, 2007
                        By: /s/ Stewart Wallach
                        Stewart Wallach Chief Executive Officer &
                        President


                                    EXHIBITS


Exhibit Number                    Description

99.1 Fiscal Year 2006 Earnings Press Release by China Direct Trading Corporation, dated April 18, 2007

99.2     Investor Telephone Conference Call Transcript, dated April 23, 2007